UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 8, 2014
(Date of earliest event reported)
_____________________________________________________________
POTLATCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)
509-835-1500
(Registrant’s telephone number, Including area code)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01    Exhibits

Signatures

Exhibit 10.1

Exhibit 10.2

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 8, 2014, the Company's Board of Directors approved changes to the Company's director compensation program, a description of which is attached hereto as Exhibit 10.1.

A copy of the Deferred Compensation Program for Directors II, effective January 1, 2005, as amended and restated on May 8, 2014 is attached hereto as Exhibit 10.2 to which reference is made for a full statement of the terms and conditions of such Plan.

ITEM 9.01 EXHIBITS

(d)    The following items are filed with this report.

10.1    Potlatch Corporation Director Compensation, May 8, 2014

10.2    Potlatch Deferred Compensation Plan for Directors II, Effective January 1, 2005 amended and restated effective May 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTLATCH CORPORATION

By    /s/ Lorrie D. Scott                                                 Its:     Vice President, General Counsel
and Corporate Secretary